UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT





     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported) July 16, 1996
                                                          -------------


               REALMARK PROPERTY INVESTORS LIMITED PARTNERSHIP III
             (Exact Name of Registrant as specified in its Charter)



     Delaware                0-13331                      16-1234990
- --------------------   --------------------  --------------------------------
(State of Formation)  (Commission File No.)  (IRS Employer Identification No.)



                             2350 North Forest Road
                                   Suite 12-A
                            Getzville, New York 14068
                     (Address of Principal Executive Office)



Registrant's Telephone Number:      (716) 636-0280

Item 5. Other Events.

         On July 16, 1996 the Partnership, and other limited partnerships in which Realmark Properties, Inc., the Partnership's Corporate General Partner serves as general partner, entered into contracts to sell multi-family residential properties, which included Castle Dore Apartments, Ambassador Towers (Cedar Ridge Apartments), Pleasant Run Apartments, and Williamsburg South Apartments, to Partnership Equities, Inc., Columbus, Ohio, a corporation which is not affiliated with the Partnership, the Corporate General Partner, or any affiliate of either. The purchase prices of $5,500,000, $5,800,000, $3,350,000, $4,831,000, respectively, and terms were negotiated at arms length between the Corporate General Partner, on behalf of the Partnership, and the purchaser. The contracts are subject to a number of contingencies, including the following: satisfactory title reports, satisfactory engineering reports on the condition of the improvements, availability of government allocations allowing the properties to qualify for a tax credit programs and other customary conditions. The purchaser has a sixty-day study period under the contract, during which to conduct its inspections and, during that period, it may terminate the contracts and recover a portion of its deposits, totaling $40,000, for any reason or no reason. There is no assurance that this sale will be consummated.

         The corporate General Partner, acting under authority contained in the Limited Partnership Agreement, has entered into the contracts on behalf of the Partnership. The corporate General Partner believes that the prices and terms are fair to the Partnership.


         Assuming all conditions and contingencies are fulfilled, closing under the contract will occur in the normal course of business. The purchaser anticipates closing on a serial basis commencing during the fourth quarter, 1996. The actual date of closing on the sale of any property will depend on financing availability, tax credit availability and other factors.

Item 7.  Financial Statements and Exhibits

         (c)      Exhibits.

         Contracts between the Partnership and Partnership Equities, Inc. dated July 16, 1996 will be filed with the second quarter 10-Q.

                                   SIGNATURES
                                   ----------


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


REALMARK PROPERTY INVESTORS
LIMITED PARTNERSHIP III



By:      /s/Joseph M. Jayson                               07/31/96
         ------------------------------              ------------------------
         Joseph M. Jayson,                                    Date
         Individual General Partner



Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:      REALMARK PROPERTIES, INC.
         Corporate General Partner

         /s/Joseph M. Jayson                               07/31/96
         ------------------------------              ------------------------
         Joseph M. Jayson,                                    Date
         President and Director



         /s/Michael J. Colmerauer                          07/31/96
         ------------------------------              ------------------------
         Michael J. Colmerauer                                Date
         Secretary